UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
April 13, 2006

PACIFIC ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31345	68-0490580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5900 Cherry Avenue
Long Beach, CA  90805
(Address of principal executive office)

(562) 728-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01.                            Other Events

On April 13, 2006, Pacific Energy Partners, L.P. issued a press release announcing that Irvin Toole, Jr., President, Chief Executive Officer, and Director of its general partner, intends to retire later this year upon the naming of his successor and after an appropriate transition period. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. The information regarding the press release provided in this Item 8.01 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

ITEM  9.01            FINANCIAL STATEMENTS AND EXHIBITS

99.1	Pacific Energy Partners, L.P. Press Release dated April 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.

	By:	PACIFIC ENERGY GP, LP,
its general partner

	By:	PACIFIC ENERGY MANAGEMENT LLC,
its general partner

	By:	/S/ GERALD A. TYWONIUK
Gerald A. Tywoniuk
Senior Vice President and Chief Financial Officer

Dated: April 17, 2006

EXHIBIT INDEX

Exhibit 99.1.           Pacific Energy Partners, L.P. Press Release dated April 13, 2006.